UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 13, 2006
                                                --------------------------------

                     SG Mortgage Securities Trust 2006-FRE2
            --------------------------------------------------------
                         (Exact name of issuing entity)

                           SG Mortgage Securities, LLC
            --------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                            SG Mortgage Finance Corp.
            --------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

        Delaware                   333-131973-01                  20-2882635
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation              File Number               Identification No.
        of depositor)            of issuing entity)             of depositor)

1221 Avenue of the Americas         New York, NY                     10020
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(Address of principal executive offices of depositor)             (Zip Code)

Depositor's telephone number, including area code      (212) 278-6000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On July 13, 2006, SG Mortgage Securities, LLC (the "Company") caused the issuance of the SG Mortgage Securities Trust 2006-FRE2 Asset-Backed Certificates, Series 2006-FRE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, master servicer, securities administrator and custodian, U.S. Bank National Association, as trustee and Clayton Fixed Income Services Inc., as credit risk manager. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,776,458,000 were sold to Bear, Stearns & Co. ("Bear") and SG Americas Securities, LLC ("SG Americas", together with Bear, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of July 7, 2006, by and between the Company, SG Mortgage Finance Corp. and the Underwriters.

      The Class CE, Class P and Class R Certificates were sold to SG Mortgage Finance Corp. (the "Sponsor") on June 23, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from the Sponsor to the Depositor. The net proceeds of the sale of the Class X and Class P Certificates were applied to the purchase of the Mortgage Loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

Exhibit 1 Underwriting Agreement, dated July 7, 2006, among the Company, SG Mortgage Finance Corp. and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, master servicer, securities administrator and custodian, U.S. Bank National Association, as trustee and Clayton Fixed Income Services Inc., as credit risk manager.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of July 13, 2006, among Fremont, Interim Trustee, Master Servicer, Depositor and Servicer.

Exhibit 10.2 Swap Agreement dated July 13, 2006, between Wells Fargo Bank, N.A. and Bear Stearns Financial Products Inc.

Exhibit 10.3 Assignment, Assumption and Recognition Agreement, dated as of July 13, 2006, ("Assignment Agreement"), among the Depositor, the Sponsor and Fremont.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 25, 2006                    SG MORTGAGE SECURITIES, LLC


                                       By:  /s/ Arnaud Denis
                                           -------------------------------------
                                           Name: Arnaud Denis
                                           Title:  President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

1                       Underwriting Agreement, dated July              (E)
                        7, 2006, among the among the
                        Company, SG Mortgage Finance Corp.
                        and the Underwriters.

4                       Pooling and Servicing Agreement,                (E)
                        dated as of July 1, 2006 (the
                        "Pooling and Servicing Agreement"),
                        by and among the Company, as
                        depositor, Wells Fargo Bank,
                        National Association, as servicer,
                        master servicer, securities
                        administrator and custodian, U.S.
                        Bank National Association, as
                        trustee and Clayton Fixed Income
                        Services Inc., as credit risk
                        manager.

10.1                    Mortgage Loan Purchase Agreement,               (E)
                        dated as of July 13, 2006, among
                        Fremont, Interim Trustee, Master
                        Servicer, Depositor and Servicer.

10.2                    Swap Agreement dated July 13, 2006,             (E)
                        between Wells Fargo Bank, N.A. and
                        Bear Stearns Financial Products Inc.

10.3                    Assignment, Assumption and                      (E)
                        Recognition Agreement, dated as of
                        July 13, 2006, ("Assignment
                        Agreement"), among the Depositor,
                        the Sponsor and Fremont.